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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       AUGUST 31, 2004 (AUGUST 25, 2004)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MICHIGAN                                          38-2626206
(STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
      INCORPORATION)                                 IDENTIFICATION NUMBER)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                           48034
(ADDRESS OF PRINCIPAL                                        (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01         OTHER EVENTS

On August 25, 2004, the Registrant issued a press release reporting its initial estimate of losses attributable to Hurricane Charley. The Registrant indicated that although potential claims information is preliminary, the Registrant does not expect its net after-tax losses to exceed $50,000. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           99.1     Press Release, dated August 25, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2004               MEADOWBROOK INSURANCE GROUP, INC.
                                     (REGISTRANT)


                                     By: /s/ Karen M. Spaun
                                         ---------------------------------------
                                         Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                DOCUMENT DESCRIPTION

      99.1                 Press Release, dated August 25, 2004.